The
                                  Marketocracy
                                     Medical
                                   Specialists
                                      Fund

                                December 31, 2000

                              semi - annual report





Performance Summary                                   Medical Specialists Fund
                         Cumulative   Returns             AVG Annual Returns

                                             INCEPT                   INCEPT
                     3 Mos       6 Mos      (12/10/97)   1 Year       12/10/97

Medical
Specialists Fund     -19.35%     -16.38%    45.91%       -0.74%       13.13%

Market Indices

DJIA                   1.66%       4.07%    42.05%       -7.74%       12.13%
S&P 500               -7.81%      -8.70%    41.68%       -9.03%       12.04%
NASDAQ               -32.69%     -37.64%    55.95%      -39.13%       15.60%

Healthcare Indies

Russell 1000(1)        9.13%       9.90%    74.89%       34.00%       19.93%
Russell 2000(2)       -7.04%       7.59%    89.97%       46.41%       23.28%
Russell 3000(3)        7.53%       9.33%    70.98%       34.18%       19.12%


(1)The Russell 1000 Index is comprised of 66 healthcare stocks.

(2)The Russell 2000 Index is comprised of 168 healthcare stocks.

(3)The Russell 3000 Index is comprised of 234 healthcare stocks.
   The above indices are unmanaged indices and cannot be invested in directly.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.

The Fund concentrates its investments in the medical/healthcare industry. The Fund is subject to a greater risk because of its concentration of investments in a single industry and within certain segments of the industry. In addition, the Fund may, from time to time, invest a substantial portion of its assets in the securities of smaller-capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities or larger companies. There are certain risks associated with investments in the medical/healthcare industry, such as the risk that the products and services of companies in that industry are subject to rapid absolescence caused by scientific developments and technological advances. Please read the prospectus carefully before investing. To obtain a prospectus, call us at 888.884.8482.



Performance & Portfolio Discussion                   Medical Specialists Fund

Overall, healthcare stocks outperformed all of the broad market indices during Q4. The Russell 3000 Healthcare index, the broadest measure for healthcare stocks, appreciated 7.53%, outperforming the Dow Jones Industrial Average (up 1.66%), the S&P 500 (down 7.81%) and the Nasdaq Composite (down 32.69%).

Within the healthcare sector, large cap stocks did much better than small caps. The Russell 1000 Healthcare Index (large caps) delivered a solid 9.13% for Q4 while the Russell 2000 Healthcare Index (small caps) returned a loss of 7.04%. The numbers support the traditional Wall Street view of large cap healthcare stocks as good defensive investments in volatile markets.

However, the Medical Specialists Fund (MSF), does not tend to invest in the defensive large cap healthcare names that performed well in Q4. Instead, the Fund focuses on some of the more aggressive segments of the overall healthcare industry which did not benefit from the market's move to more defensive stocks. As a result, although MSF outperformed all three of the broad market indices for the year, it lagged all of the healthcare indices. The Medical Specialists Fund's fourth quarter loss of 19.35% brings the total return for the year 2000 to a small loss of 0.74%.

Relative Performance:  MSF vs. Market Indices

(Graph)



                        12/10/97    12/31/97   12/31/98  12/31/99     06/30/00     09/30/00    12/31/00
The Medical
Specialist Fund           10,000     10,120      9,663     14,700       17,449       18,092      14,591
Dow Jones Industrial
Average                   10,000      9,924     11,723     14,909       13,649       13,973      14,205
Standard & Poor's
500 Stock Index           10,000     10,016     12,878     15,588       15,519       15,369      14,168
NASDAQ                    10,000      9,839     13,795     25,640       25,009       23,169      15,595
Russell 1000
Healthcare                10,000     10,068     14,372     13,015       15,886       15,998      17,459
Russell 2000
Healthcare                10,000     10,011     10,336     12,974       17,657       20,436      18,997
Russell 3000
Healthcare                10,000     10,064     13,826     12,731       15,639       15,901      17,098



Fund Holdings by Sector

(Graph)

                    Cardiac Medical     Drugs/Medical
  Biotechnology       Devices           Supplies       Health Services  Net Cash
      59.9%            22.2%              13.7%              0.6%         3.6%



Biotech Leaders

The Biotech industry is roughly in the same stage of development as the technology industry was 10 years ago. At that time, a portfolio that consisted of just the companies that dominated their space could have included such companies as Intel, Microsoft and Cisco. While at the time, these stocks were not cheap (from a value perspective) a portfolio of technology industry leaders 10 years ago might have outperformed most, if not all, mutual funds over the last decade.

Over the past 10 years, biotech has gone in and out of favor many times. In the U.S., it takes, on average, about $500 million and 10 years to develop a new drug. Since not all people invest with a 10 year time horizon, it is not surprising that many early biotech investors have been largely disappointed.

Today, however, many companies are in the 8th year of a 10 year development program. As a result, it is possible now to make investments with a 2 to 3 year time horizon without having to take the risk that the new drug simply does not work. In my view the risk/reward ratio for biotech investments may now be better than ever.

The sector is still young and volatile, but leaders are clearly beginning to emerge. Thus, now is the time to make investments in the emerging leaders of the biotech industry. Throughout the year, the Fund's exposure to biotech was steadily increased. At the end of Q4, just under 60% of MSF was invested in the biotech sector.


/s/Kendrick Kam
Kendrick Kam
Portfolio Manager
The Marketocracy Medical Specialists Fund

Fund Holdings by Market Cap*

(Graph)

   Large Cap         Mid Cap          Small Cap        Micro Cap        Net Cash
     47.8%             30%              12.6%             6%              3.6%


New Portfolio Managers

At Marketocracy Capital Management (MCM), our mission is to find the best stock pickers in the world and recruit them to be the managers of our new portfolios. Towards this end, our parent, Marketocracy, Inc., has launched a web site (www.marketocracy .com) that lets anyone with internet access anywhere on the world manage a virtual mutual fund so their performance can be measured and compared just like the pros. In 2002, Marketocracy Capital Management intends to begin recruiting portfolio managers from this "farm system."

In the meantime, our search for the best stock pickers has led us to the world of hedge funds. A hedge fund is much like a mutual fund with a few important differences: one is that you have to be an "accredited investor" (i.e. already wealthy) to invest in a hedge fund. Federal regulations generally prohibit hedge funds from receiving investments from those of us who don't already have a net worth of more than $ 1 million (excluding our homes). Needless to say, most of the investing public has been denied access to these more aggressive alternative investments.

Our research led us to suspect that many of the world's best stock pickers over the past 3 years are managing hedge funds, rather than mutual funds, and are thus not accessible to most investors. Our plan is simply to find the best hedge fund managers and recruit them to manage new funds for MCM.

Tracking down the hedge fund managers who have truly delivered great returns is not as easy as it should be. There is no Morningstar report covering hedge fund returns, and the few available databases typically rely on unaudited information provided by the funds themselves. Finding the right managers requires us to review their records to assure ourselves that the returns were delivered in a manner consistent with an investment style that can be executed within the constraints of the mutual fund framework.

It's meticulous work, but as our search uncovers more of the world's best stock pickers, you can look forward to MCM sponsoring a steady stream of new Marketocracy funds built around them.



Marketocracy News                                      Medical Specialists Fund


Press Release
Source: Marketocracy Funds

Marketocracy Funds Expands with
the Launch of Two New Mutual Funds1

Individual investors now have access to two unique investing strategies - ChangeWave and Technology Plus

Los Altos, CA, January 16, 2001 - Marketocracy Funds today announced that it introduced on December 29, 2000 two new mutual funds to its growing fund family
- The Marketocracy ChangeWave Fund and The Marketocracy Technology Plus Fund. The portfolios are managed by veteran fund managers Tobin Smith and Dr. Paul McEntire, respectively. Marketocracy Capital Management2 serves as the Funds' investment adviser.

"We introduced the Marketocracy ChangeWave and Technology Plus Funds for investors who want access to the unique investing talents Smith and McEntire provide," said Ken Kam, President and Trustee of Marketocracy Funds.

"Few funds in the marketplace today offer average investors the opportunity to take advantage of the potential benefits of a hedged fund, such as the Technology Plus Fund. Even fewer investors have had access to Tobin's ChangeWave investing strategy. We are excited about opening these doors to the general investing public".

Tobin Smith, portfolio manager for The Marketocracy ChangeWave Fund, is author of ChangeWave Investing. For the Fund, he searches out companies strategically positioned to be the primary beneficiaries of the waves of changes caused by new high speed, broadband wireline and wireless data communications services currently being introduced throughout the world.

" I believe that within any commercial marketplace, technological, regulatory or other changes create new demands and business opportunities, and thus new investment opportunities," said Smith. "The Marketocracy ChangeWave Fund seeks to build a portfolio of companies poised to benefit from these changes".

Dr. Paul McEntire, portfolio manager of The Marketocracy Technology Plus Fund, is a veteran technology hedge fund manager. For the Fund, he not only seeks out companies having superior growth potential, but also searches for significantly over-valued technology stocks that the Fund can sell short. The Fund has the ability to engage in hedging, and option trading and invest in the futures and other derivatives in order to reduce market risks3 and improve long-term returns.

"The Marketocracy Technology Plus Fund concentrates on companies that we believe have strong growth potential over the next few years. However, to reduce market risks and improve long-term returns, we use short positions in technology - related companies that we feel are overvalued," said McEntire. "As such, the Fund can take advantage of even a highly volatile stock market such as we are experiencing right now."

Tobin Smith is founder and CEO of a web-based investment newsletter and is managing partner and chief investment officer of a private hedge fund. Additionally, Smith has more than 15 years of marketing experience in the investment banking and financial services industries.

Dr. Paul McEntire has over 16 years of experience in hedging, value investing and portfolio management. He is chairman of an advisory firm founded in 1985 that provides risk management and short-selling advice to high-net-worth individuals and institutions. McEntire also currently manages an "all-short" mutual fund.

All Marketocracy Funds are available through most major brokerages, including Charles Schwab and Fidelity. Investors interested in receiving more information about the Marketocracy Funds, including prospectuses that contain information about fees, expenses and risks, should call 888.884.8482 or visit http://funds.marketocracy.com.

Both The Marketocracy ChangeWave Fund and The Marketocracy Technology Plus Fund will be subject to greater than average risk because of their focus on companies and industries related to the introduction of broadband communication services an on technology-related companies, respectively. The Funds can also invest is small and medium-size companies, which are often more volatile and less liquid than larger, more established companies and therefore could increase the volatility of the Funds' portfolios. The Marketocracy Technology Plus Fund may also engage in short-selling and invest in futures and options, and thus the Fund may be subject to greater investment risks then mutual funds that do not engage in such strategies.

About Marketocracy Capital Management, LLC
Marketocracy Capital Management, the new Funds' investment adviser, is a wholly owned subsidiary of Marketocracy, Inc.

About Marketocracy, Inc.
Marketocracy Inc, uses the internet (www.marketocracy.com) to identify and recruit the world's top investors in order to build a family of mutual funds. Launched on July 17, 2000, by distinguished mutual fund manger Ken Kam, Marketocracy allows individuals, even those having professional investment experience, to create up to ten hypothetical mutual funds, each with one million dollars cash to start. Each fund's track record is calculated in accordance with applicable mutual fund industry standards. Marketocracy plans to recruit potential new portfolio managers from those individuals having the top performing portfolios over a period of at least three years.

Marketocracy's web site, www.marketocracy.com also offers participants professional investment tools to measure and compare their performance accurately and to mine their portfolio data to improve their investment skills. Marketocracy is headquartered in Los Altos, California.

(1)Rafferty Capital Markets, LLC White Plains, New York, serves as Marketocracy Funds' principal underwriter and distributor of shares.
(2)Marketocracy Capital Management is a wholly owned subsidiary of Marketocracy, Inc.
(3)An investor's initial investment may be worth more or less upon redemption due to market fluctuation. Investors should read the prospectuses carefully before investing.


Financials
Portfolio of Investments
Statements of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Notes

Medical Specialists Fund

Portfolio of Investments

December 31, 2000 (Unaudited)

Non-Income producing                             Shares               Value
------------------------------------------ -------------------------------------
COMMON STOCKS 96.4%                                                $30,729,825
------------------------------------------ -------------------------------------
(Cost $33,258,098)

BIOTECHNOLOGY 59.9%                                                19,079,121
                                                                   ----------
Affymetrix, Inc.*                                  39,600           2,947,725
Amgen, Inc.*                                       36,800           2,352,900
Biogen, Inc.*                                      24,700           1,483,544
Celera Genomics*                                   34,000           1,221,875
IGEN International, Inc*                           91,048           1,121,029
Immunex Corp.*                                     63,909           2,596,303
Incyte Genomics, Inc.*                             58,040           1,443,745
Medlmmune, Inc.*                                   26,000           1,239,875
Millennium Pharmaceuticals, Inc.*                  52,200           3,229,875
Sepracor, Inc*                                     18,000           1,442,250

CARDIAC MEDICAL DEVICES 22.2%                                       7,089,131
                                                                    ---------
Boston Scientific Corp.*                           105,700          1,446,769
Cambridge Heart, Inc.*                             222,650            542,709
Cardima, Inc.*                                     169,924             42,481
Guidant Corp.*                                     29,466           1,589,322
Medtronic, Inc.                                    25,600           1,545,600
Novoste Corp.*                                     69,900           1,922,250

DRUGS/MEDICAL SUPPLIES 13.7%                                        4,360,439
                                                                    ---------
ALZA Corp.*                                        57,400           2,439,500
MiniMed, Inc.*                                     30,000           1,260,939
Neose Technologies, Inc.*                          20,000             660,000

HEALTH SERVICES 0.6%                                                  201,134
                                                                      -------
QuadraMed Corp.*                                   247,550            201,134

CASH EQUIVALENTS 7.5%                                               2,409,677
                                                                    ---------
(Cost $2,409,677)
Firstar Stellar Treasury Fund                     2,409,677         2,409,677
                                                                    ---------

TOTAL INVESTMENT SECURITIES 103.9%                                 33,139,502
(Cost $35,667,775)

Liabilities in excess of other assets (3.9)%                       (1,256,081)
                                                                   -----------

NET ASSETS 100.0%                                                 $31,883,421
                                                                  ==============

*Non-income producing
See accompanying notes to the financial statements.

Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

                                                           The Marketocracy
                                                        Medical Specialists Fund
--------------------------------------------------------------------------------
ASSETS
Investment securities:
    At acquisition cost                                            $ 35,667,775
                                                                    ============
    At market value (Note 1)                                       $ 33,139,890
Cash                                                                       -
Receivable for investments sold                                         575,574
Interest and dividends receivable                                         3,014
Receivable for capital shares sold                                       20,515
                                                                         ------
    TOTAL ASSETS                                                     33,738,993
                                                                     ----------

LIABILITIES
Payable for investments purchased                                     1,552,505
Payable for capital shares redeemed                                     235,461
Accrued expenses and other liabilities                                   67,606
                                                                         ------
    TOTAL LIABILITIES                                                 1,855,572
                                                                      ---------

NET ASSETS                                                         $ 31,883,421
                                                                     ==========

Net assets consists of:
Paid-in-capital                                                    $ 34,779,184
Undistributed net investment loss                                      (650,071)
Accumulated net realized gain from security transactions                282,192
Net unrealized depreciation of investments                           (2,527,884)
                                                                     -----------
Net assets                                                          $ 31,883,421
                                                                    ============

Shares of beneficial interest outstanding
    (unlimited number of shares authorized, no par value               2,296,907
                                                                      =========

Net asset value, offering price and redemption
    price per share (Note 1)                                             $ 13.88
                                                                       =========

See accompanying notes to the financial statements.



Statement of Operations
For the six months ended December 31, 2000 (Unaudited)


                                                             The Marketocracy
                                                        Medical Specialists Fund
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                         $ 22,410
Dividends                                                          18,010
                                                                ---------
    TOTAL INVESTMENT INCOME                                        40,420
                                                                ---------
EXPENSES
Investment advisory fees (Note 4)                                 316,949
Administrative fees (Note 4)                                       95,085
                                                                ---------
    TOTAL EXPENSES                                                412,034
                                                                ---------

NET INVESTMENT LOSS                                              (371,614)
                                                                ---------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS
Net realized gains from security transactions                     518,537
Net change in unrealized depreciation of investments           (7,191,852)
                                                               -----------

NET REALIZED AND REALIZED LOSS ON INVESTMENTS                  (6,673,315)
                                                               -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS                   $ (7,044,929)
                                                                ----------

See accompanying notes to the financial statements.


Statement  of Changes in Net Assets
For the six months  ended  December 31, 2000 and the six months ended
June 30, 2000



                                                                 The Marketocracy
                                                                 Medical Specialists Fund
                                                            Six Months          Six Months
                                                              Ended                Ended
                                                             12/31/00           6/30/00 (a)
                                                           (Unaudited)
FROM OPERATIONS
    Net Investment loss:                                $     (371,614)      $   (278,461)
    Net realized gains from security transactions              518,537            219,939
    Net change in unrealized appreciation                                    $ 33,139,890
    (depreciation) of investments                           (7,191,852)         1,879,921
                                                        ------------------- --------------------
Net increase (decrease) in net assets
resulting from operations                                   (7,044,929)         1,821,399
                                                        ------------------- --------------------
DISTRIBUTION TO SHAREHOLDERS:
    From realized gains                                       (433,985)              -
                                                        ------------------- --------------------
Decrease in net assets from distributions
to shareholders                                               (433,985)              -
                                                        ------------------- --------------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                4,370,126         55,026,841
    Net asset value of shares issued to
    shareholders in reinvestment of distributions              417,041                 -
    Payments of shares redeemed                            (12,309,819)       (26,521,020)
                                                        ------------------- --------------------
Net increase (decrease) in net assets from
capital share transactions                                  (7,522,652)        28,505,821
                                                           -----------         ----------
                                                        ------------------- --------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                    (15,001,566)        30,327,220

NET ASSETS:
    Beginning of period                                     46,884,987         16,557,767
    End of period                                       $   31,883,421      $  46,884,987
                                                        =================== ====================

CAPITAL SHARE ACTIVITY
Shares sold                                                    253,911          3,234,086
Shares issued in reinvestment
of distributions to shareholders                                29,431             -
Shares redeemed                                               (773,842)        (1,615,444)
                                                        ------------------- --------------------
Net increase (decrease) in shares
outstanding                                                   (490,500)         1,618,642
Shares outstanding, beginning of period                      2,787,407          1,168,765
                                                        ------------------- --------------------
Share outstanding, end of period                             2,296,907          2,787,407
                                                        =================== ====================

(a)Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.

See accompanying notes to the financial statements.


Financial Highlights
Selected per share data and ratios for a share of capital stock outstanding throughout each period


                                          Six Months        Six Months       Year           Year          Year
                                          Ended             Ended            Ended          EndedEnded
                                          12/31/00          06/30/00(d)      12/31/99       12/31/98      12/31/97(a)
                                          (Unaudited)
--------------------------------------------- -------------- -------------- --------------- ---------------- -----------------
Net Asset Value at beginning of period       $16.82         $14.17         $9.66           $10.12           $10.00
                                              -------------- -------------- --------------- ---------------- -----------------

Income from Investment Operations:
    Net investment income (loss)              (0.06)         (0.10)        (0.06)           (0.10)            0.01
    Net realized and unrealized
    gain (loss) on investments                (2.69)          2.75          5.05            (0.36)            0.11
                                              -------------- -------------- --------------- ---------------- -----------------
Total from investment operations              (2.75)          2.65          4.99            (0.46)            0.12
                                              -------------- -------------- --------------- ---------------- -----------------

Less distributions from:
    Realized gains                            (0.19)         -             (0.48)            -                -
                                              -------------- -------------- --------------- ---------------- -----------------
Total distributions                           (0.19)         -             (0.48)          -                  -
                                              -------------- -------------- --------------- ---------------- -----------------

Net asset value at end of period              $13.88         $16.82       $14.17            $9.66           $10.12
                                              ============== ============ =============== ================ =================

Total Return                                  (16.38%)(b)    18.70%(b)     52.13%           (4.55%)           1.20%(b)
                                              ============== ============ =============== ================ =================

Net assets at end of period (million)         $31.9         $46.9         $16.6             $4.5             $2.4

Ratios of expenses to average net
assets:                                         1.95%(c)      1.95%(c)      1.77%            1.95%            1.81%(c)
Ratios of net investment income (loss)
to average net assets:                         (1.76%)(c)    (1.32%)(c)    (0.91%)          (1.33%)           1.75%(c)

Portfolio turnover rate                        15%            19%(b)        71%              160%             0%

(a) Represent the period from the commencement if operations (December 10, 1997) through December 31, 1997
(b) Not annualized
(c) Annualized (d) Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 from December 31.

See accompanying notes to the financial statements


Financial Notes                                      Medical Specialist Fund

1.       Organization
Marketocracy Funds (formerly Ingenuity Capital Trust), of which The Marketocracy Medical Specialists Fund ( the "Fund") is currently a series, was organized as a Delaware business trust on December 14, 1999 and is registered under the Investment Company Act of 1940, as amended ( the "1940 Act"), as an open-end management investment company. The Fund, formerly a series of the Firsthand Funds, commenced operation on December 10, 1997. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies in the medical/healthcare industry that the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation. Effective March 15, 2000 the Fund's fiscal year end was changed to June 30 form December 31.

2.       Summary of Significant Accounting Policies
The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates
The preparation of financial statements in conformity with generally accepted a accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in food faith under the supervision of the Board of Trustees of the Trust.

Share Valuation
The net asset value per share is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number if shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Distributions to Shareholders
Dividend from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax laws and regulations, which may differ from generally accepted accounting principles.

Federal Income Taxes
The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

In order to avoid imposition of the certain excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Other
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized form the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

3.       Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for six months ended December 31, 2000 are summarized below: There were no purchases or sales of long-term U.S. Government securities.

Purchases         $ 6,223,559
Sales             $12,792,996

At December 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Unrealized appreciation             $  7,432,340
Unrealized depreciation               (9,953,861)
                                    --------------
Net unrealized depreciation
on investments                      $ (2,521,521)
                                    -------------

At December 31, 2000, the cost of investments for federal income tax purposes was $35,814,951. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

4.       Investment Advisory and Administration Agreement
The Fund's investments are managed by Ingenuity Capital Management, LLC (ICM) pursuant to the terms of an Investment Advisory and Management Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to be responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (2) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (3) expenses of printing and distributing the Fund's prospectus and sales and advertising materials to prospective investors who are not fund shareholders.

For the services provided by the Adviser under the Advisory Agreement, the Adviser received from the Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

The Trust  has  entered  into a  separate  contract  with ICM  wherein  ICM (the
Administrator) is responsible for providing administrative and supervisory services to the Fund (the Administration Agreement). Under the Administration Agreement, the Administrator oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Administrator also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Administrator is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Administrator has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Administrator under the Administration Agreement, the Administrator receives a fee at the annual rate of 0.45% of the Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Administrator has retained Firstar Mutual Funds Services, LLC (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Administrator in providing executive, administrative and regulatory services to the Fund. The Administrator (not the Fund) pays the Transfer Agent's fees for these services.


THE MARKETOCRACY FUNDS

Marketocracy Medical Specialists Fund
Marketocracy ChangeWave Fund
Marketocracy Technology Plus Fund


FAST FACTS

Marketocracy Medical Specialists Fund
Ticker Symbol MSFQX

Marketocracy ChangeWave Fund
Ticker Symbol CWFQX

Marketocracy Technology Plus Fund
Ticker Symbol TPFQX

WebSite: funds.marketocracy.com
Investor Services: 888.884.8482 (toll-free)


This report, and the financial statements contained in the report are provided for the general information of the shareholders of The Marketocracy Medical Specialists Fund. This report is not intended for distribution to prospective investors in the Fund. For more information regarding the Fund including charges and expenses, visit our website at funds.marketocracy.com or call 1.888.884.8482 for a free prospectus.

Please read it carefully before you invest or send money               Q4


The
Marketocracy
Medical
Specialists
Fund


Investment Adviser
Ingenuity Capital Management, LLC
26888 Almaden Court
Los Altos, CA 94022


Transfer Agent/Administrator
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free)  1-888-884-8482


Distributor
Rafferty Capital Markets, LLC
1311 Mamaroneck Avenue
White Plains, NY 10605